Exhibit 10.3

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

MSCI
ADL_00074	1221 Avenue of the Americas New York, New York 10020 (212) 762-5800
June 21, 2001
Barclays Global Investors, N.A. 45 Fremont Street San Francisco, California 94105 Attn: Fund Administration

Re: L etter Agreement To Amend MSCI-BGI Fund Index License Agreement

Dear Sir:

This letter agreement (“Letter Agreement”) will amend the Index License Agreement For Funds, between Morgan Stanley Capital International Inc. (“MSCI”) and Barlcays Global Investors, N.A. (“Licensee”), dated March, 18, 2000 (the “License Agreement” or “Agreement”), as follows:

1.	In Exhibit A to the License Agreement, add the following MSCI Indexes:

****

MSCI Pacific Free ex-Japan

MSCI All Country World Index (ACWI) ex U.S.

2.

The parties acknowledge that MSCI is in the process of revising its calculation methodology for these indexes and has published new Provisional Indexes for the entire MSCI index family. This Letter Agreement shall apply to the MSCI indexes using both the current calculation methodology and any revised methodology, including without limitation, a free-float calculation methodology.

3.

The License Agreement will remain in full force and effect as expressly amended herein. This Letter Agreement along with the License Agreement, as amended, constitutes the entire agreement and understanding of the parties with respect to the subject matter thereof.

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Barclays Global Investors, N.A.

May 29, 2001

Please indicate your acceptance of this Letter Agreement by signing below.

Sincerely, /s/ Simon Midgen Simon Midgen
BARCLAYS GLOBAL INVESTORS, N.A. By:/s/ Bruce Lavine Print Name/Title: Bruce Lavine, CFO Individual Investor Date Signed:6/28/01

BARCLAYS GLOBAL INVESTORS, N.A.
By:/s/ James G. Polisson Print Name/Title: James G. Polisson, Managing Director Date Signed:June 28, 2001

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